Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Jan. 31, 2013	Jan. 31, 2012
Customer receivables, allowance	$ 7,827	$ 8,141
Oil and gas properties, unevaluated mineral interests excluded from amortization		$ 6,185
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	30,000	30,000
Common stock, shares issued	19,818	19,699
Common stock, shares outstanding	19,818	19,699